Filed pursuant to Rule 497(e)

Securities Act File No. 333-196273

Investment Company Act File No. 811-22930

USCF ETF TRUST

USCF SUMMERHAVEN SHPEi INDEX FUND (BUY) *

Supplement dated June 29, 2020 to the Prospectus dated October 30, 2019

* Principal U.S. Listing Exchange: NYSE Arca, Inc.

This Supplement provides new and additional information beyond that contained in the Prospectus (the “Prospectus”) of USCF SummerHaven SPHEI Index Fund (the “Fund”), a series of USCF ETF Trust (the “Trust”), and should be read in conjunction with the Prospectus.

Manager of Managers Exemptive Order

On May 27, 2020, USCF Advisers LLC (the “Adviser”) and the Trust received an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission permitting the Trust to operate under a manager of managers structure. Accordingly, the two paragraphs under the header “Manager of Managers Structure” on page 12 of the Prospectus are hereby deleted in their entirety and replaced with the following paragraphs:

The Adviser and the Trust have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”).

Because shareholder approval to operate under the Manager of Managers Structure was provided to the Fund by its initial shareholder, the Fund began to operate under the Manager of Managers Structure immediately after receiving the requested SEC exemptive order. Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight of the Board, for overseeing the Trust’s sub-advisers and recommending to the Board their hiring, termination, or replacement.

The Manager of Managers Structure enables the Trust to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager of Managers Structure does not: (1) permit management fees paid by the Fund to the Adviser to be increased without shareholder approval; or (2) diminish the Adviser’s responsibilities to the Fund, including the Adviser’s overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

New Sub-Advisory Agreement

Pursuant to the Exemptive Order, on May 29, 2020, the Adviser entered into a new sub-advisory agreement (the “Sub-Advisory Agreement”) with SummerHaven Investment Management, LLC (the “Sub-Adviser”) on behalf of the Fund.

The Sub-Advisory Agreement is substantively identical to the sub-advisory agreement previously entered into by the Adviser and the Sub-Adviser on behalf of the Fund (the “Former Sub-Advisory Agreement”), which terminated automatically pursuant to its terms and the requirements of the Investment Company Act of 1940, as amended, upon its “assignment,” when the Sub-Adviser experienced a change in ownership. Accordingly, the second paragraph under the header “Advisory Agreements” on page 11 of the Prospectus is hereby deleted in its entirety and replaced with the following two paragraphs:

A discussion of the Board’s approval of the renewal of the Advisory Agreement at its August 7, 2019 meeting is included in the Fund’s shareholder report for the period ended December 31, 2019. The Sub-Advisory Agreement was approved by the Board at a meeting on May 7, 2020 and entered into on May 29, 2020. A discussion of the Board’s approval of the Sub-Advisory Agreement, including the basis for the Board’s approval, will be included in the Fund’s annual report to shareholders for the period ended June 30, 2020.

USCF ETF Trust • c/o ALPS Distributors, Inc.

1290 Broadway • Suite 1000 Denver • Colorado 80203

1-800-920-0259 • www.uscfinvestments.com

Please retain this supplement for future reference.